THE BDC INCOME FUND (the “Fund”)

Supplement dated October 27, 2015 to the Prospectus dated November 24, 2014, as supplemented February 9, 2015, June 15, 2015, and July 13, 2015

1.	The section entitled “Portfolio Managers” under the heading entitled “Management” on page 6 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers. The Investment Committee of the Fund, which consists of Mr. Gregg Felton (Managing Member and Chief Investment Officer of the Adviser) and John Stuart (Managing Member of the Adviser), is responsible for the day-to-day management of the Fund, including portfolio monitoring and oversight.

2.	The section entitled “Portfolio Managers” beginning on page 14 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

The Fund’s Investment Committee, which consists of Mr. Gregg Felton, Managing Member and Chief Investment Officer of the Adviser, and Mr. John Stuart, Managing Member of the Adviser, is responsible for the day-to-day management of the Fund, including portfolio oversight and monitoring of investments.

Gregg Felton has served as Managing Member and Chief Investment Officer of the Adviser since November 2013 and since that time has also served as President and Co-CEO from November 2013 to February 2015 and President and CEO from February 2015 of Full Circle Capital Corporation, a publicly-traded BDC managed by the Adviser. Mr. Felton was previously a partner at Goldman Sachs, where he founded and was Chief Investment Officer of Liberty Harbor, an alternative credit business unit within Goldman Sachs Asset Management. In 2009, while at Goldman Sachs, Mr. Felton founded a credit strategies mutual fund. During Mr. Felton’s tenure at Goldman Sachs, the Liberty Harbor team managed roughly $6 billion of capital while the credit strategies fund managed roughly $500 million. Mr. Felton holds a B.A. from Tufts University, and an MBA and J.D. from Georgetown University.

John Stuart has served as Managing Member of the Adviser since its formation in April 2010 and has served as Chairman and CEO of Full Circle Capital Corporation, a publicly-traded BDC managed by the Adviser, from July 2010 through November 2013, Chairman and Co-CEO from November 2013 to February 2015 and Chairman since February 2015. In 2005, Mr. Stuart founded Full Circle Funding, LP, a credit focused asset manager and has served as Managing Partner since that time. Mr. Stuart also has experience as Managing Director within the Corporate Finance Department of Prudential Securities and began his career at Oppenheimer & Co. Mr. Stuart holds an A.B. from Brown University.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

For more information, please contact a Fund customer service representative at (844) 786-4178 (toll free).

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PLEASE RETAIN FOR FUTURE REFERENCE.

224-PSA-1015

THE BDC INCOME FUND (the “Fund”)

Supplement dated October 27, 2015 to the Statement of Additional Information (“SAI”) dated November 24, 2014, as supplemented February 9, 2015, March 16, 2015, April 15, 2015 and June 15, 2015

1.	The section entitled “Information Concerning Accounts Managed by Portfolio Managers” on page 16 of the SAI is hereby deleted in its entirety and replaced with the following:

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of September 30, 2014:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gregg Felton	1 account $131.5 million	None	None	1 account $131.5 million	None	None
John Stuart	1 account $131.5 million	None	None	1 account $131.5 million	None	None

2.	The section entitled “Information Concerning Compensation of Portfolio Managers” on page 17 of the SAI is hereby deleted in its entirety and replaced with the following:

Information Concerning Compensation of Portfolio Managers. The Portfolio Managers are compensated with a base salary, bonus/profit sharing package, and benefits. Messrs. Felton and Stuart are equity owners of the Adviser (and are thus entitled to the profits of the Adviser).

For more information, please contact a Fund customer service representative at (844) 786-4178 (toll free).

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PLEASE RETAIN FOR FUTURE REFERENCE.